Financial Income and Expenses (Tables)	6 Months Ended
Jun. 30, 2024
Financial Income and Expenses
Schedule of finance income and expenses

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
(DKK million)

Financial income:
Interest and other financial income	292	227	609	428
Gain on marketable securities	85	86	218	248
Gain on other investments	114	33	121	62
Foreign exchange rate gain	395	-	1,045	—

Total financial income	886	346	1,993	738

Financial expenses:
Interest and other financial expenses	(19)	(25)	(48)	(40)
Loss on marketable securities	(39)	(82)	(129)	(159)
Loss on other investments	(85)	(3)	(98)	(25)
Foreign exchange rate loss	(256)	(10)	(316)	(439)

Total financial expenses	(399)	(120)	(591)	(663)

Net financial items	487	226	1,402	75

Schedule of foreign exchange rates

	June 30, 2024	December 31, 2023	June 30, 2023	December 31, 2022

USD/DKK Foreign Exchange Rates	6.9664	6.7447	6.8539	6.9722

% Increase/(decrease) from prior year-end	3.3%		(1.7)%